UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2006

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 28, 2006, Prudential Equity Group, LLC (“PEG”), a wholly owned subsidiary of Prudential Financial, Inc. (the “Company”), reached a global resolution of the previously disclosed regulatory and criminal investigations into deceptive market timing related activities involving PEG’s former Prudential Securities operations. This resolution takes the form of separate settlements between PEG and each of the United States Attorney for the District of Massachusetts (“USAO”), the Secretary of the Commonwealth of Massachusetts, Securities Division (“MSD”), the Securities and Exchange Commission (“SEC”), the National Association of Securities Dealers (“NASD”), the New York Stock Exchange (“NYSE”), the New Jersey Bureau of Securities (“NJBS”) and the New York Attorney General’s Office (“NYAG”).

The investigations of the above named authorities have focused on former Prudential Securities brokers in Boston and certain other branch offices in the U.S., their supervisors, and other members of the Prudential Securities control structure with responsibilities that related to the market timing activities, including certain former members of Prudential Securities senior management. The settlements relate to conduct that generally occurred between 1999 and September 2003. The Prudential Securities operations were contributed to a joint venture with Wachovia Corporation in July 2003, but PEG retained liability for the market timing related activities.

These settlements resolve the investigations by the above named authorities into these matters as to all Prudential entities without further regulatory proceedings or filing of charges so long as the settlement terms are followed and provided, in the case of the settlement agreement reached with the USAO, that the USAO has reserved the right to prosecute PEG if there is a material breach by PEG of that agreement during its five year term and in certain other specified events. Under the terms of the settlements, PEG is paying $270 million into a Fair Fund administered by the SEC to compensate those harmed by the market timing activities. In addition, $330 million will be paid in fines and penalties. In the settlements, PEG has agreed to retain, at PEG’s ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to certain of the authorities to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to certain of the authorities. In addition, as part of these settlements PEG has agreed, among other things, to continue to cooperate with the above named authorities in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters.

No addition to the Company’s existing reserves for estimated settlement costs is required on account of the payment into the Fair Fund, fines and penalties required to be paid under the terms of these settlements.

In connection with the settlements, the Company has agreed with the USAO, among other things, to cooperate with the USAO and to maintain and periodically report on the effectiveness of its compliance procedures.

The settlement documents include findings and admissions that may adversely affect existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s businesses.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the settlement documents with the USAO, MSD, SEC, NASD, NYSE, NJBS and NYAG, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s public statement, dated August 28, 2006, confirming the settlements described in Item 1.01 above is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Agreement, dated August 28, 2006, between Prudential Equity Group, LLC (“PEG”) and the United States Attorney for the District of Massachusetts (“USAO”) and related letter agreement, dated August 28, 2006, between Prudential Financial, Inc. and the USAO.

10.2	Consent Order, dated August 28, 2006, entered into by PEG with the Secretary of the Commonwealth of Massachusetts, Securities Division.

10.3	Order Instituting Administrative Proceedings, dated August 28, 2006, issued by the Securities and Exchange Commission upon acceptance of the Offer of Settlement made by PEG.

10.4	Letter of Acceptance, Waiver and Consent submitted by PEG and accepted on August 28, 2006 by the National Association of Securities Dealers.

10.5	New York Stock Exchange Hearing Board Decision announced on August 28, 2006, accepting Stipulation of Facts and Consent to Penalty.

10.6	Consent Order, dated August 28, 2006, entered into by PEG with the New Jersey Bureau of Securities.

10.7	Assurance of Discontinuance, dated August 25, 2006, entered into by PEG with the Office of the Attorney General of the State of New York.

99.1	Public statement of Prudential Financial, Inc., dated August 28, 2006, confirming settlements of market timing investigations (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2006

PRUDENTIAL FINANCIAL, INC.

By:	/s/ BRIAN J. MORRIS
Name:	Brian J. Morris
Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Agreement, dated August 28, 2006, between Prudential Equity Group, LLC (“PEG”) and the United States Attorney for the District of Massachusetts (“USAO”) and related letter agreement, dated August 28, 2006, between Prudential Financial, Inc. and the USAO.

10.2	Consent Order, dated August 28, 2006, entered into by PEG with the Secretary of the Commonwealth of Massachusetts, Securities Division.

10.3	Order Instituting Administrative Proceedings, dated August 28, 2006, issued by the Securities and Exchange Commission upon acceptance of the Offer of Settlement made by PEG.

10.4	Letter of Acceptance, Waiver and Consent submitted by PEG and accepted on August 28, 2006 by the National Association of Securities Dealers.

10.5	New York Stock Exchange Hearing Board Decision announced on August 28, 2006, accepting Stipulation of Facts and Consent to Penalty.

10.6	Consent Order, dated August 28, 2006, entered into by PEG with the New Jersey Bureau of Securities.

10.7	Assurance of Discontinuance, dated August 25, 2006, entered into by PEG with the Office of the Attorney General of the State of New York.

99.1	Public statement of Prudential Financial, Inc., dated August 28, 2006, confirming settlements of market timing investigations (furnished and not filed).